Aberdeen Investment Funds

(the “Trust”)

Aberdeen Total Return Bond Fund

(the “Fund”)

Supplement dated May 4, 2021 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”), dated February 26, 2021, as supplemented to date

This Supplement updates certain information contained in the Prospectus and SAI for the Fund, a series of the Trust, dated February 26, 2021.

Aberdeen Standard Investments Inc., the Fund’s investment adviser, has advised the Board of Trustees (the “Board” or “Trustees”) that on or about August 31, 2021, it will no longer offer the investment strategy pursued by the Fund.

At a meeting held on May 4, 2021, the Board of Trustees (“Board” or “Trustees”) of the Trust, after considering various alternatives, approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) and, in the alternative, a Plan of Liquidation to liquidate the Fund (the “Liquidation”). The Plan of Reorganization provides for the reorganization of the Fund into the Aberdeen Global Absolute Return Strategies Fund (the “GARS Acquiring Fund”), a series of Aberdeen Funds (the “Reorganization”).  As an alternative to the Reorganization, shareholders will be asked to approve the Liquidation.

The Adviser and the Board believe that certain shareholders may prefer a tax-free reorganization over a Fund liquidation, which would result in capital gains or losses when the Fund distributes the proceeds of the liquidation.  Offering the dual-vote options enables each shareholder to vote according to their preference. Even if shareholders approve the Plan of Reorganization, they may redeem their shares at any time.

A notice of a special meeting of Fund shareholders and combined proxy statement and prospectus for the GARS Acquiring Fund, seeking shareholder approval for the Plan of Reorganization or Liquidation (the “Special Meeting”) will be mailed to Fund shareholders in advance of the Special Meeting, which is expected to be held in the third quarter of 2021. If the Plan of Reorganization is approved by Fund shareholders at the Special Meeting, shareholders of the Fund will receive shares of the GARS Acquiring Fund having the same aggregate value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes.

If approved, the Reorganization is expected to occur after the Special Meeting, in the third quarter of 2021. Prior to the Reorganization, Aberdeen Standard Investments Inc. (“ASII”), the Fund’s current investment adviser, will continue to manage the Fund in the ordinary course, as described in the Fund’s Prospectus.

If Fund shareholders approve the Reorganization, ASII will continue to serve as the investment adviser, as ASII is the investment adviser of the GARS Acquiring Fund and Aberdeen Asset Managers Limited (“AAML”) is the sub-adviser. If Fund Shareholders do not approve the Reorganization and instead approve the Liquidation, the Fund will liquidate as soon as practicable after the special meeting. If Fund Shareholders do not approve either the Reorganization or the Liquidation, the Board will consider other alternatives.

Fund shareholders may purchase shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization, as described in the Fund’s Prospectus; however new shareholders will not be permitted to purchase the Fund during the period one week prior to the Reorganization. In the event of a Liquidation, purchases of shares would be suspended prior to the Liquidation and shareholders would be notified of that date in advance.  Fund shareholders may redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization or Liquidation, as described in the Fund’s Prospectus.  Purchase and redemption requests received after closing of the Reorganization (if approved) should be directed to the GARS Acquiring Fund in accordance with its prospectus.

Please retain this Supplement for future reference.